Supplement to Symetra True Variable Annuity® Prospectus
Supplement dated September 26, 2017
to Prospectus dated May 1, 2016 as supplemented

On or about October 13, 2017, the Sentinel Funds will be merged and reorganized into the Touchstone Funds. Accordingly, the disclosure under Appendix B: Portfolio Information for the Sentinel Variable Products Trust is replaced with the following:

PORTFOLIO NAME	INVESTMENT OBJECTIVE	INVESTMENT ADVISOR
Touchstone Variable Series Trust
Touchstone Bond Fund	The fund seeks to provide as high a level of current income as is consistent with the preservation of capital. Capital appreciation is a secondary goal.	Touchstone Advisors
Touchstone Common Stock Fund	The fund seeks capital appreciation.	Touchstone Advisors
Touchstone Small Company Fund	The fund seeks growth of capital.	Touchstone Advisors